SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      21-Oct-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $46,550,866.83 $3,961,893.94     $169,511.05
Class 1-X   $46,550,866.83         $0.00      $83,007.61
Class 2-A-1$215,863,485.17 $18,332,953.87    $974,915.23
Class 2-X  $215,863,485.17         $0.00     $206,824.44
Class C-B-1  $5,350,125.13     $6,012.07      $29,239.94
Class C-B-2  $2,484,128.72     $2,791.48      $13,576.46
Class C-B-3  $1,145,603.00     $1,287.34       $6,261.04
Class C-B-4  $1,146,597.44     $1,288.46       $6,266.47
Class C-B-5    $381,867.67       $429.11       $2,087.01
Class C-B-6    $383,102.77       $430.50       $2,093.76
Class 2-R            $0.00         $0.00           $0.03

           PPIS            Prin Loss     End Bal
Class 1-A-1         $11.69         $0.00  $42,588,972.89
Class 1-X            $5.73         $0.00  $42,588,972.89
Class 2-A-1        $210.86         $0.00 $197,530,531.30
Class 2-X           $44.73         $0.00 $197,530,531.30
Class C-B-1          $5.54         $0.00   $5,344,113.06
Class C-B-2          $2.57         $0.00   $2,481,337.24
Class C-B-3          $1.19         $0.00   $1,144,315.66
Class C-B-4          $1.19         $0.00   $1,145,308.98
Class C-B-5          $0.40         $0.00     $381,438.56
Class C-B-6          $0.40         $0.00     $382,672.27
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     676.5131060    57.5772989
Class 1-X       676.5131060     0.0000000
Class 2-A-1     708.9066251    60.2063496
Class 2-X       708.9065087     0.0000000
Class C-B-1     994.4470502     1.1174851
Class C-B-2     994.4470456     1.1174860
Class C-B-3     994.4470486     1.1174826
Class C-B-4     994.4470425     1.1174848
Class C-B-5     994.4470573     1.1174740
Class C-B-6     994.4470489     1.1174794
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       2.4634653   618.9358072     0.043700000
Class 1-X         1.2063307   618.9358072     0.021399389
Class 2-A-1       3.2016710   648.7002755     0.054207932
Class 2-X         0.6792218   648.7001690     0.011500000
Class C-B-1       5.4349331   993.3295651     0.065595797
Class C-B-2       5.4349319   993.3295596     0.065595797
Class C-B-3       5.4349306   993.3295660     0.065595797
Class C-B-4       5.4349263   993.3295577     0.065595797
Class C-B-5       5.4349219   993.3295833     0.065595797
Class C-B-6       5.4349214   993.3295695     0.065595797
Class 2-R         0.6000000     0.0000000     0.054207932

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  21-Oct-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One